EX-10.(aaaaz)


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                         CharterMac Equity Issuer Trust
                           (a Delaware business trust)



                    6 5/8% Series A Cumulative Preferred Shares
                               PURCHASE AGREEMENT



Dated: June 14, 1999







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

                                TABLE OF CONTENTS

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                                                                                           PAGE
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SECTION 1.  Representations and Warranties by the Company and CharterMac.....................2

(a)      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................2
            (i)       Final Offering Memorandum..............................................2
            (ii)      Financial Statements...................................................2
            (iii)     No Material Adverse Change in Business.................................3
            (iv)      Good Standing of the Company...........................................3
            (v)       Good Standing of Designated Subsidiaries...............................3
            (vi)      Capitalization.........................................................4
            (vii)     Authorization of Agreement.............................................4
            (viii)    Authorization of the Securities........................................4
            (ix)      Description of the Securities..........................................4
            (x)       Absence of Defaults and Conflicts......................................4
            (xi)      Absence of Employees...................................................5
            (xii)     Absence of Proceedings.................................................5
            (xiii)    Absence of Further Requirements........................................5
            (xiv)     Possession of Licenses and Permits.....................................5
            (xv)      Title to Property......................................................5
            (xvi)     Environmental Laws.....................................................6
            (xvii)    Tax Matters............................................................6
            (xviii)   Investment Company Act.................................................6
            (xix)     Similar Offerings......................................................7
            (xx)      Rule 144A Eligibility..................................................7
            (xxi)     No General Solicitation................................................7
            (xxii)    No Registration Required...............................................7
(b)      OFFICER'S CERTIFICATES..............................................................7
(c)      REPRESENTATIONS AND WARRANTIES OF CHARTERMAC........................................7
            (i)       Good Standing of CharterMac............................................7
            (ii)      Financial Statements...................................................7
            (iii)     Capitalization.........................................................8
            (iv)      Absence of Defaults and Conflicts......................................8
            (v)       Authorization of Agreement.............................................8
            (vi)      Authorization of Trust Agreement.......................................9
            (vii)     Transfer...............................................................9
            (viii)    Final Offering Memorandum..............................................9
            (ix)      Investment Company Act.................................................9
(d)      OFFICER'S CERTIFICATES..............................................................9

SECTION 2.  Sale and Delivery to Initial Purchasers; Closing.................................9

(a)      SECURITIES..........................................................................9
(b)      PAYMENT.............................................................................9
(c)      DENOMINATIONS; REGISTRATION........................................................10

SECTION 3.  Covenants of the Company........................................................10

(a)      OFFERING MEMORANDUM................................................................10


                                      -i-

(b)      NOTICE AND EFFECT OF MATERIAL EVENTS...............................................10
(c)      AMENDMENT TO OFFERING MEMORANDUM AND SUPPLEMENTS...................................11
(d)      QUALIFICATION OF SECURITIES FOR OFFER AND SALE.....................................11
(e)      PORTAL ELIGIBLE....................................................................11
(f)      DTC................................................................................11
(g)      USE OF PROCEEDS....................................................................11
(h)      TRANSFER...........................................................................11

SECTION 4.  Payment of Expenses.............................................................11

(a)      EXPENSES...........................................................................11
(b)      TERMINATION OF AGREEMENT...........................................................12

SECTION 5.  Conditions of Initial Purchasers' Obligations...................................12

(a)      OPINIONS OF COUNSEL FOR COMPANY....................................................12
(b)      CERTAIN TAX MATTERS................................................................12
(c)      OPINIONS REGARDING CERTAIN INVESTMENTS.............................................12
(d)      OPINION OF COUNSEL FOR INITIAL PURCHASERS..........................................12
(e)      DTC/PORTAL.........................................................................13
(f)      OFFICERS' CERTIFICATE..............................................................13
(g)      ACCOUNTANTS' COMFORT LETTER........................................................13
(h)      BRING-DOWN COMFORT LETTER..........................................................13
(i)      CONSUMMATION OF TRANSFER...........................................................13
(j)      ADDITIONAL DOCUMENTS...............................................................13
(k)      TERMINATION OF AGREEMENT...........................................................14

SECTION 6.  Subsequent Offers and Resales of the Securities.................................14

(a)      OFFER AND SALE PROCEDURES..........................................................14
            (i)       Initial Offers and Sales Only to Qualified Institutional Buyers.......14
            (ii)      No General Solicitation...............................................14
            (iii)     Purchases by Non-Bank Fiduciaries.....................................14
            (iv)      Subsequent Purchaser Notification.....................................14
            (v)       Minimum Number of Shares..............................................15
            (vi)      Restrictions on Transfer..............................................15
            (vii)     Delivery of Offering Memorandum.......................................15
(b)      COVENANTS OF THE COMPANY...........................................................15
            (i)       Integration...........................................................15
            (ii)      Rule 144A Information.................................................15
            (iii)     Restriction on Repurchases............................................15
(c)      QUALIFIED INSTITUTIONAL BUYER......................................................15
(d)      RESALE PURSUANT TO RULE 144A.......................................................15

SECTION 7.  Indemnification.................................................................16

(a)      INDEMNIFICATION OF INITIAL PURCHASERS..............................................16
(b)      INDEMNIFICATION OF COMPANY.........................................................16
(c)      ACTIONS AGAINST PARTIES; NOTIFICATION..............................................17
(d)      SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE.................................17


                                      -ii-

SECTION 8.  Contribution....................................................................17


SECTION 9.  Representations, Warranties and Agreements to Survive Delivery..................19


SECTION 10.  Termination of Agreement.......................................................19

(a)      TERMINATION; GENERAL...............................................................19
(b)      LIABILITIES........................................................................19

SECTION 11.  Default by One or More of the Initial Purchasers...............................20


SECTION 12.  Notices........................................................................20


SECTION 13.  Parties........................................................................20


SECTION 14.  GOVERNING LAW AND TIME.........................................................21


SECTION 15.  Effect of Headings.............................................................21


SCHEDULES

            Schedule A - List of Initial Purchasers
            Schedule B - Pricing Information


EXHIBITS

            Exhibit A - Form of Opinion of Company's Counsel

                         CharterMac Equity Issuer Trust
                           (a Delaware business trust)

                   6 5/8% Series A Cumulative Preferred Shares

                               PURCHASE AGREEMENT

                                                                   June 14, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
       North Tower
       World Financial Center
       New York, New York 10281

Ladies and Gentlemen:

         Charter Municipal Mortgage Acceptance Company, a Delaware business trust ("CharterMac"), and CharterMac Equity Issuer Trust, a Delaware business trust (the "Company"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Legg Mason Wood Walker, Incorporated ("Legg Mason") and McDonald Investments Inc. ("McDonald") (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof) with respect to the issue and sale by the Company, and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective amounts set forth in Schedule A hereto of 45 shares of the Company's 6 5/8% Series A Cumulative Preferred Shares (the "Securities"). The Securities will be issued in book-entry form to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b) hereof), between the Company and DTC (the
"DTC Agreement").

         The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission"). Pursuant to the terms of the Securities, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available.

         The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated May 25, 1999 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, at least five days before the Closing Time, copies of a final offering memorandum in form and substance reasonably approved by the Initial Purchasers (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document reasonably approved by the Initial Purchasers), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

         The Company is an indirect wholly owned subsidiary of CharterMac. Prior to delivering the Final Offering Memorandum to each Initial Purchaser, CharterMac contributed certain assets to the Company and its subsidiaries as described in the Offering Memorandum (collectively, the "Transfer").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated," or words of similar import, in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum.

         SECTION 1. REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND
CHARTERMAC.

         (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time, and agrees with each Initial Purchaser, as follows:

               (i) FINAL OFFERING MEMORANDUM. The Final Offering Memorandum will not, at its date of issuance and at the Closing Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Final Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Merrill Lynch expressly for use in the Final Offering Memorandum.

               (ii) FINANCIAL STATEMENTS. The historical and pro forma financial information, schedules and notes included in the Final Offering Memorandum present fairly the financial position and results of operations of the Company and its consolidated subsidiaries at the dates indicated. Said financial information has been derived from financial statements which have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Final Offering Memorandum present fairly in accordance with GAAP the information stated therein. The pro forma summary balance sheet and pro forma information included under the heading "Investments" in the Final Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

               (iii) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the financial condition, or in the earnings, investment portfolio, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (iv) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (v) GOOD STANDING OF DESIGNATED SUBSIDIARIES. Each of CharterMac Origination Trust I and CharterMac Owner Trust I (each, a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries") has been duly organized and is validly existing as a business trust in good standing under the laws of the jurisdiction of its organization, has full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Final Offering Memorandum. Each of the Designated Subsidiaries is duly qualified as a business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Final Offering Memorandum, all of the issued and outstanding shares of each Designated Subsidiary, if any, have been duly authorized and are validly issued, fully paid and non-assessable interests in the assets of such Designated Subsidiary and owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of the Designated Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Designated Subsidiary. The Company owns no equity interests in any other entity, other than CharterMac Origination Trust I.

               (vi) CAPITALIZATION. The outstanding shares of the Company have been duly authorized and are validly issued, fully paid and non-assessable interests in the assets of the Company and owned by CharterMac, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.

               (vii) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

               (viii) AUTHORIZATION OF THE SECURITIES. The Securities have been duly authorized for issuance by the Company and, when issued and delivered to the Initial Purchasers against payment therefor as provided hereunder, will be validly issued, fully paid and non-assessable interests in the assets of the Company. The issuance of the Securities and sale thereof to the Initial Purchasers will not violate any preemptive or other similar rights of any securityholder of the Company.

               (ix) DESCRIPTION OF THE SECURITIES. The Securities and the Trust Agreement (as defined in Section 1(c)(vi)) will conform, in all material respects, to the statements relating thereto contained in the Final Offering Memorandum.

               (x) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its trust agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or in the Final Offering Memorandum, the consummation of the transactions contemplated herein and in the Final Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Final Offering Memorandum under the caption "Use of Proceeds") and the compliance by the Company with its obligations hereunder have been duly authorized by all necessary trust action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the trust agreement of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their property or assets. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

               (xi) ABSENCE OF EMPLOYEES. The Company does not have any employees, although the Company does have officers who are officers and/ or employees of CharterMac or Related Capital Company as described in the Final Offering Memorandum.

               (xii) ABSENCE OF PROCEEDINGS. Except as set forth in the Final Offering Memorandum there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which would result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the property or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder.

               (xiii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, in connection with the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained.

               (xiv) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xv) TITLE TO PROPERTY. The Company and its subsidiaries do not own any real property nor do they have any leases or subleases with respect to any real property. The Company and its subsidiaries have good and marketable title to the Investments described in the Final Offering Memorandum, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Final Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of any such Investments. Neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of such Investments, or affecting or questioning the rights of the Company or any subsidiary thereof to the continued possession of the Investments.


               (xvi) ENVIRONMENTAL LAWS. Except as set forth in the Final Offering Memorandum, to the best of the Company's knowledge, except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the properties securing the Investments (the "Securing Properties") is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Securing Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Securing Properties and
         (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Securing Properties relating to Hazardous Materials or Environmental Laws.

               (xvii) TAX MATTERS. Holders of the Securities will be treated for U.S. federal income tax purposes as receiving an allocation of income under Section 704 of the Internal Revenue Code of 1986, as amended, that is excludable from gross income equal to their share of distributions of Tax-Exempt Income (as defined in the Final Offering Memorandum).

               (xviii) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Final Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xix) SIMILAR OFFERINGS. None of the Company, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), or any person acting on its or any of their behalf, has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

               (xx) RULE 144A ELIGIBILITY. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, (1) of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, or quoted in a U.S. automated interdealer quotation system or (2) convertible into or exchangeable for securities so listed or quoted at the Closing Time and having an effective conversion premium of less than ten percent.

               (xxi) NO GENERAL SOLICITATION. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

               (xxii) NO REGISTRATION REQUIRED. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in
         Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and by the Initial Purchasers to each Subsequent Purchaser in the manner contemplated by this Agreement and the Final Offering Memorandum to register the Securities under the 1933 Act.

         (b) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

         (c) REPRESENTATIONS AND WARRANTIES OF CHARTERMAC. CharterMac represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time, and agrees with each Initial Purchaser, as follows:

               (i) GOOD STANDING OF CHARTERMAC. CharterMac has been duly organized and is validly existing as a business trust in good standing under the laws of the state of Delaware and has full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement and to consummate the Transfer.

               (ii) FINANCIAL STATEMENTS. The financial statements of CharterMac, together with the related schedules and notes present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flow of CharterMac and its consolidated subsidiaries for the periods specified. Said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules of CharterMac from which information with respect to the Company included in the Offering Memorandum was derived present fairly in accordance with GAAP the information required to be stated therein.

               (iii) CAPITALIZATION. The authorized issued and outstanding shares of CharterMac are as set forth in CharterMac's Annual Report on Form 10-K for the year ended December 31, 1998 in Item 6. The issued and outstanding shares of CharterMac have been duly authorized and are validly issued, fully paid and non-assessable interests in the assets of CharterMac. None of the outstanding shares of CharterMac were issued in violation of the preemptive or other similar rights of any security holder of CharterMac.

               (iv) ABSENCE OF DEFAULTS AND CONFLICTS. Neither CharterMac nor any of its subsidiaries is in violation of its trust agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan, or credit agreement, note, lease, or other agreement or instrument to which CharterMac or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of CharterMac or any of its subsidiaries is subject (the "CharterMac Agreements and Instruments") except for such violations or defaults that would not result in a material adverse change in the financial condition, or in the earnings, investment portfolio, business affairs or business prospects of CharterMac and its subsidiaries considered as one enterprise (a "CharterMac Material Adverse Affect"); and the execution, delivery and performance of this Agreement and the Transfer and any other agreement or instrument entered into or issued or to be entered into or issued by CharterMac in connection with the transactions contemplated hereby or in the Offering Memorandum, and the consummation of the transactions contemplated herein and in the Offering Memorandum and compliance by CharterMac with its obligations hereunder have been duly authorized by all necessary trust actions and do not and will not, whether with or without giving of notice or passage of time or both, conflict with or constitute a breach of, or default or repayment under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of CharterMac or any of its subsidiaries pursuant to the CharterMac Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a CharterMac Material Adverse Affect nor will such action result in any violation of the provisions of the trust agreement of CharterMac or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CharterMac or any of its subsidiaries or any of their assets, properties or operations.

               (v) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by CharterMac.

               (vi) AUTHORIZATION OF TRUST AGREEMENT. The trust agreement creating the Company (the "Trust Agreement") has been duly authorized by CM Holding Trust and constitutes a valid and legally binding agreement of CM Holding Trust, enforceable against CM Holding Trust in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (vii) TRANSFER. Immediately prior to the Transfer, CharterMac will possess good and marketable title to the assets that were the subject of the Transfer, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as otherwise described in the Offering Memorandum. The Transfer will have been duly authorized by CharterMac.

               (viii)  FINAL OFFERING MEMORANDUM. The Final Offering
         Memorandum will not, at its date of issuance and at the Closing Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Final Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use in the Final Offering Memorandum.

               (ix) INVESTMENT COMPANY ACT. CharterMac is not, and upon the consummation of the Transfer, and at the Closing Time will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

         (d) OFFICER'S CERTIFICATES. Any certificate signed by any officer of CharterMac delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by CharterMac to each Initial Purchaser as to matters covered thereby.

         SECTION 2. SALE AND DELIVERY TO INITIAL PURCHASERS; CLOSING.

         (a) SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the number of Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

         (b) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, or at such other place as shall be agreed upon by the Initial

Purchasers and the Company, at 9:00 a.m. (eastern time) on June 29, 1999, or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Company (such time and date of payment and delivery being herein called the "Closing Time").

         Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to Merrill Lynch for the respective accounts of the Initial Purchasers of the global certificate for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

         (c) DENOMINATIONS; REGISTRATION. Certificates for the Securities shall be in such denominations and registered in such names as Merrill Lynch may request in writing at least one full business day before the Closing Time. The certificates representing the Securities shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Initial Purchaser as follows:

         (a) OFFERING MEMORANDUM. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

         (b) NOTICE AND EFFECT OF MATERIAL EVENTS. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any Material Adverse Effect which (i) makes any statement in the Offering Memorandum false or misleading or (ii) is not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (c) AMENDMENT TO OFFERING MEMORANDUM AND SUPPLEMENTS. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers nor the Initial Purchasers' delivery of any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) QUALIFICATION OF SECURITIES FOR OFFER AND SALE. The Company will use commercially reasonable efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (e) PORTAL ELIGIBLE. The Company will cooperate with Merrill Lynch and use commercially reasonable efforts to make the Securities eligible for quotation on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") System of the National Association of Securities Dealers, Inc. (the "NASD").

         (f) DTC. The Company will cooperate with Merrill Lynch and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

         (g) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds."

         (h) TRANSFER. Prior to delivering the Final Offering Memorandum to each Initial Purchaser, CharterMac will consummate the Transfer.

         SECTION 4. PAYMENT OF EXPENSES.

         (a) EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto.

         (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

         SECTION 5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company and CharterMac contained in Section 1 hereof or in certificates of any officer of the Company and CharterMac or any of their subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) OPINIONS OF COUNSEL FOR COMPANY. At the Closing Time, the Initial Purchasers shall have received the favorable opinions, dated as of the Closing Time, of Battle Fowler LLP, Greenberg Traurig and Richards, Layton & Finger, P.A. counsel for the Company and CharterMac, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letters for each of the other Initial Purchasers to the effect set forth in Exhibit A hereto.

         (b) CERTAIN TAX MATTERS. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Greenberg Traurig, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, to the effect that the information set forth in the Offering Memorandum under the caption "Certain Federal Income Tax Considerations," to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by them and is correct.

         (c) OPINIONS REGARDING CERTAIN INVESTMENTS. At the Closing Time, the Initial Purchasers shall have received the unqualified opinions, dated as of the Closing Time, of Greenberg Traurig, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, to the effect that interest on the bonds for the following projects is tax-exempt: (1) Cedar Creek, (2) Greenway, (3) Pelican Cove, (4) Sunset Creek, (5) Sunset Village, (6) Loveridge,
(7) Cypress Run, (8) Sunset Downs and (9) Sunset Terrace.

         (d) OPINION OF COUNSEL FOR INITIAL PURCHASERS. At Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers with respect to the matters set forth in the first sentence of paragraph (i), paragraphs (v), (vii), (viii) and paragraph (xv) of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel reasonably satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (e) DTC/PORTAL. At the Closing Time, the Securities will be eligible for clearance and settlement through the facilities of DTC and for quotation on the PORTAL System of the NASD.

         (f) OFFICERS' CERTIFICATE. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Effect with respect to the Company and its subsidiaries considered as one enterprise, and the Initial Purchasers shall have received a certificate of a Managing Trustee and the principal accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time. In addition, at the Closing Time, the Initial Purchasers shall have a certificate of an executive officer of CharterMac, dated as of the Closing Time, to the effect that the representations and warranties in Section 1(c) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time.

         (g) ACCOUNTANTS' COMFORT LETTER. At the time of the execution of this Agreement, the Initial Purchaser shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to an initial purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (h) BRING-DOWN COMFORT LETTER. At the Closing Time, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (i) CONSUMMATION OF TRANSFER. Prior to delivering the Final Offering Memorandum to each Initial Purchaser, CharterMac will have consummated the Transfer.

         (j) ADDITIONAL DOCUMENTS. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

         (k) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

         SECTION 6. SUBSEQUENT OFFERS AND RESALES OF THE SECURITIES.

         (a) OFFER AND SALE PROCEDURES. Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

               (i) INITIAL OFFERS AND SALES ONLY TO QUALIFIED INSTITUTIONAL BUYERS. Offers and sales of the Securities purchased by the Initial Purchasers from the Company in respect of a Security shall only be made to persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act ("Qualified Institutional Buyers").

               (ii) NO GENERAL SOLICITATION. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933
         Act) will be used in the United States in connection with the offering or sale of the Securities.

               (iii) PURCHASES BY NON-BANK FIDUCIARIES. In the case of a Subsequent Purchaser acting as a fiduciary for one or more third parties in respect of a Security, each third party shall, in the judgment of the Initial Purchasers, be a Qualified Institutional Buyer.

               (iv) SUBSEQUENT PURCHASER NOTIFICATION. Prior to or contemporaneously with the sale of Securities purchased by it from the Company, each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, Subsequent Purchasers in the United States that the Securities
         (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or the Initial Purchasers, or, through, or in a transaction approved by, the Initial Purchasers, (2) outside the United States in accordance with Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or
         (y) pursuant to another available exemption from registration under the 1933 Act.

               (v) MINIMUM NUMBER OF SHARES. No sale of the Securities to any one subsequent purchaser will be for less than one share (Liquidation Amount $2,000,000 per share) and no fractional shares will be issued.

               (vi) RESTRICTIONS ON TRANSFER. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors," including the legend required thereby, shall apply to the Securities, except as otherwise agreed in writing by the Company and the Initial Purchasers.

               (vii) DELIVERY OF OFFERING MEMORANDUM. Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original placement of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

         (b) COVENANTS OF THE COMPANY. The Company covenants with each Initial Purchaser as follows:

               (i) INTEGRATION. The Company agrees that it will not, and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers,
         (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

               (ii) RULE 144A INFORMATION. The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

               (iii) RESTRICTION ON REPURCHASES. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase, acquire or agree to purchase or acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise, unless, immediately thereupon, such securities are cancelled.

         (c) QUALIFIED INSTITUTIONAL BUYER. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer.

         (d) RESALE PURSUANT TO RULE 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees that it has not offered or sold, and will not offer or sell, any Securities constituting part of its allotment within the United States except in accordance with Rule 144A under the Securities Act another applicable exemption from the registration requirements of the 1933 Act and applicable state securities laws.

         SECTION 7. INDEMNIFICATION.

         (a) INDEMNIFICATION OF INITIAL PURCHASERS. CharterMac and the Company agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

         (b) INDEMNIFICATION OF COMPANY. Each Initial Purchaser severally agrees to indemnify and hold harmless CharterMac and/or the Company and each person, if any, who controls CharterMac and/or the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by CharterMac and the Company, as the case may be. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Subject to Section 7(d) no indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 8. CONTRIBUTION. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by CharterMac and the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of CharterMac and the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by CharterMac and the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities.

         The relative fault of CharterMac and the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by CharterMac and the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         CharterMac, the Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls CharterMac and/or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934

Act shall have the same rights to contribution as CharterMac or the Company, as applicable. The Initial Purchasers' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of CharterMac or the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of CharterMac or the Company, and shall survive delivery of the Securities to the Initial Purchasers.

         SECTION 10. TERMINATION OF AGREEMENT.

         (a) TERMINATION; GENERAL. The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company or CharterMac has been suspended or materially limited by the Commission or, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

         SECTION 11. DEFAULT BY ONE OR MORE OF THE INITIAL PURCHASERS. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Initial Purchasers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Initial Purchasers shall not have completed such arrangements within such 24-hour period, then:

         if the number of Defaulted Securities does not exceed 10% of the total number of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or if the number of Defaulted Securities exceeds 10% of the total number of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser, unless such non-defaulting Initial Purchasers acquire 100% of the Defaulted Securities. If this Agreement is terminated in accordance with the prior sentence, the Company shall have no obligation to pay or reimburse the Initial Purchasers as set forth in Section 4.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281, attention Alex Rubin; and notices to CharterMac and the Company shall be directed to it at 625 Madison Avenue, New York, New York 10022, attention of John B. Roche.

         SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and CharterMac and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and CharterMac and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and CharterMac and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers, the Company and CharterMac in accordance with its terms.

                                  Very truly yours,

                                  CHARTERMAC EQUITY ISSUER TRUST

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity, but solely as
                                       trustee of CharterMac Equity Issuer
                                       Trust

                                  By:   /s/ Joseph B. Feil
                                       -------------------------------------
                                       Name: Joseph B. Feil
                                       Title: Financial Services Officer

                                  CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY

                                  By:  Related   Charter, LP, a Delaware
                                       limited partnership, its Manager

                                  By:  Related Charter, LLC,  a Delaware
                                       limited liability Company, its General
                                       Partner

                                  By:  /s/ John B. Roche
                                       -------------------------------------
                                       Name: John B. Roche
                                       Title: SVP & CFO

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

LEGG MASON WOOD WALKER, INCORPORATED
MCDONALD INVESTMENTS INC.


         By:    Merrill Lynch & Co.
                Merrill Lynch, Pierce, Fenner & Smith
                            Incorporated

By: /s/ Edward Curiand
   -----------------------------------------------------
   Authorized Signatory

                                   SCHEDULE A


                                                                       Number of
                                 Name or Initial Purchaser            Securities
                                                                      ----------
   Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated.....................................      40
   Legg Mason Wood Walker, Incorporated.............................       3
   McDonald Investments Inc.........................................       2
                                                                      ----------
   Total............................................................      45
                                                                      ----------
                                                                      ----------

                                   SCHEDULE B


                         CharterMac Equity Issuer Trust


                                   $90,000,000


                    6 5/8% Series A Cumulative Preferred Shares


         1. The initial public offering price of the Securities shall be $2,000,000 per share.

         2. The purchase price to be paid by the Initial Purchasers for the Securities shall be $86,850,000.

         3. The distribution rate on the Securities shall be 6 5/8% per annum, subject to remarketing on June 30, 2009 and thereafter.

         4. The Securities shall be redeemable on or after June 30, 2009 at $2,000,000 per share plus, to the extent of Quarterly Net Income, all accrued but unpaid distributions and are subject to mandatory repurchase on June 30, 2049.

         5. The Securities shall be remarketed on June 30, 2009 for one or more periods to be determined by the Company.

                                                                      Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(a)

               (i) The Company has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware and, under its Trust Agreement and the Delaware Business Trust Act (the "Trust Act") has full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement. The Company is duly qualified as a business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (ii) The authorized, issued and outstanding shares of the Company are as set forth in the Offering Memorandum. The beneficial interests in the Company (the "Shares") have been duly authorized for issuance by the Trust Agreement, and when issued, executed and authenticated in accordance with the Trust Agreement and when delivered against payment therefor in accordance with the Purchase Agreement will be fully paid and, subject to the qualifications set forth in this paragraph (ii), non-assessable undivided beneficial interests in the assets of the Company. Each holder of shares, in its capacity as a beneficial owner of the Company, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that a holder of shares may be obligated to make certain payments provided for in the Trust Agreement. Under the Trust Agreement and the Trust Act, the issuance of the Shares is not subject to preemptive or other similar rights.

               (iii) Each of the Designated Subsidiaries has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware and, under their respective Trust Agreements and the Trust Act, has full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to consummate the Transfer. Each of the Designated Subsidiaries is duly qualified as a business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (iv) CharterMac has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware and, under its Trust Agreement and the Trust Act, has full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, to enter into and perform its obligations under the Purchase Agreement and to consummate the Transfer.

               (v) Under its respective Trust Agreement and the Trust Act, the Purchase Agreement has been duly authorized, executed and delivered by each of the Company and CharterMac.

               (vi) The Trust Agreement has been duly authorized by CM Holding Trust and constitutes a valid and legally binding agreement of CM Holding Trust, and is enforceable against CM Holding Trust in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

               (vii) The Securities and the Trust Agreement conform in all material respects to the statements relating thereto contained in the Offering Memorandum.

               (viii) To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or threatened against or affecting the Company or any of its subsidiaries which would result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the property or assets of the Company or any of its subsidiaries or the consummation of the transactions contemplated by the Purchase Agreement or the performance by the Company of its obligations under the Purchase Agreement.

               (ix) The information in the Offering Memorandum under "Risk Factors - If CharterMac declares bankruptcy, the Series A preferred shareholders could be adversely affected," "Risk Factors The Value of the Series A Preferred Shares and the Issuer's ability to make distributions depends on the application of tax laws," "Risk Factors - the Issuer is not registered under the Investment Company Act," "Description of Series A Preferred Shares," "The Issuer" and "Certain Federal Income Tax Considerations" and "ERISA Considerations," to the extent that it constitutes matters of law, summaries of legal matters, the Trust Agreement or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects; and the opinions of such firm set forth under "Certain Federal Income Tax Considerations" and "Risk Factors - The value of the Series A preferred shares and the Issuer's ability to make distributions depends on the application of tax laws" are confirmed subject to the assumptions, qualifications, limitations, representations and covenants described in those sections.

               (x) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or any of its subsidiaries are a party are accurate in all material respects. To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that if the Company were conducting a registered offering under the 1933 Act would be required to be described or referred to in the Offering Memorandum that are not so described or referred to.

               (xi) To the best of our knowledge, (i) neither the Company nor any of its subsidiaries is in violation of its trust agreement and (ii) no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum.

               (xii) The issuance, sale and delivery by the Company of the Securities, the execution, delivery and performance of the Purchase Agreement by CharterMac and the Company and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and the compliance by CharterMac and the Company with their respective obligations under the Purchase Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, (a) violate their trust agreement; (b) constitute a default under any contract or agreement to which CharterMac or the Company is a party of which we are aware or (c) violate any applicable statute or regulation, or, to our knowledge, any judgment, order or decree, of any court or governmental agency or body.

               (xiii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by CharterMac or the Company of their obligations under the Purchase Agreement, in connection with the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained.

               (xiv) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act.

               (xv) The Company is not, or as a result of the consummation of the transactions contemplated by the Offering Memorandum and the Purchase Agreement will not become an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

               (xvi) If CharterMac were to become a debtor in a case under title 11 of the United States Code (the "Bankruptcy Code"), a federal court exercising bankruptcy jurisdiction would not hold, if the matter were properly presented and argued and if the court properly applied existing case law that the transfer of investments to the Company referred to in the Offering Memorandum, is a loan secured by the Investments rather than an absolute transfer of all of CharterMac's legal and equitable interest in the related Investments.

               (xvii) If CharterMac or the Company were to become a debtor in a case under title 11 of the Bankruptcy Code, a federal court exercising bankruptcy jurisdiction, if the matter were properly presented and argued and if the court properly applied existing case law would recognize the separate existence of the Company and, accordingly, would not order the substantive consolidation of the assets and liabilities of the Company and those of CharterMac or any other affiliates of CharterMac.

               (xviii) Nothing has come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto (except for the financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (xix) In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, CharterMac and public officials.